IN THE UNITED STATES BANKRUPTCY COURT

                                      FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - x
                                              :
In re:                                        :    Chapter 11
                                              :
POLAROID CORPORATION,                         :    Case No. 01-10864 (PJW)
         et al.,                              :
                                              :    Jointly Administered
                           Debtors.           :
                                              :
- - - - - - - - - - - - - - - - - - - - - - - x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
                PERIOD FROM JUNE 30, 2003 THROUGH AUGUST 3, 2003


                  PLEASE TAKE NOTICE that on August 19, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from June 30, 2003 through August 3, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

                  PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        August 19, 2003





                                    /s/ Mark L. Desgrosseilliers
                                    -----------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                TRANSMITTAL OF FINANCIAL REPORTS AND
                                  CERTIFICATION OF COMPLIANCE WITH
                             UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                                   FOR PERIOD ENDED August 3, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes

along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in July 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period June 30, 2003 through and including August 3, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.





Dated:   August 13, 2003                        /s/ R.R. Reed
                                                ------------------------
                                                Debtor in Possession

                                                Title: President

                                                Phone Number: (781) 386-2000








CH11_Bankruptcy Trustee Certificate_July'03

                                                    POLAROID CORPORATION
                                                    DEBTOR QUESTIONNAIRE
                                                         July 2003


Must be completed each month                                                                  Yes            No
----------------------------                                                                  ---            --
1.  Have any assets been sold or transferred outside the normal course of business                           No
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession                         No
    account this reporting period?  If yes, provide an explanation below.
    Note: All cash disbursements for the month of July 2003 were made in the
    Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in July 2003 by the other Debtor companies.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                  Yes (A)
    explanation below.

    (A)  As previously reported in the December 2001 report to the Bankruptcy Court,
    Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the
    Court,  sold its large government identification business assets to Digimarc
    Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC.  If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

    As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC,
    Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly.  If the states in question deny resale status to
    Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest.  Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.  Are workers compensation, general liability and other necessary insurance                Yes
     coverages in effect?  If no, provide an explanation below.

                                                                 Polaroid Corporation
                                                     Statement of Cash Receipts and Disbursements
                                                        Period June 30, 2003 - August 3, 2003
                                                                               (in U.S.
                                                                               $'s)



                                                    Beginning
                                                      Book                      Transfers
Account Name                          Account #      Balance       Receipts     In/ (Out)     Disbursements

Bank of New York                      6903534891/ $5,753,942.07
                                      76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                                     $0.00

Interest                                                            $1,874.75

Other recoveries                                                    $1,539.66

Cash Disbursements:

Professional fee payments (See                                                                $1,633,476.10
Exhibit A)

Management and transitional services                                                            $158,751.66

Other payments made pursuant to an order of the                                                       $0.00
Court

All other costs                                                                                  $91,707.25
                                                  -------------- ------------- -------------  --------------

Balance at August 3, 2003                         $5,753,942.07     $3,414.41         $0.00   $1,883,935.01


JP Morgan Chase Tax Escrow Account    507-895053  $4,044,136.18

Cash Receipts:

Interest                                                            $1,756.15

Cash Disbursements:

Account transfer

Tax payments
                                                  -------------- ------------- -------------  --------------


Balance at August 3, 2003                         $4,044,136.18     $1,756.15         $0.00           $0.00

                                                  -------------- ------------- -------------  --------------

Balance at August 3, 2003                         $9,798,078.25     $5,170.56         $0.00   $1,883,935.01
                                                  ============== ============= =============  ==============


[Table continued]
                                                      Ending
                                                       Book        Reconciling     Bank
Account Name                          Account #       Balance        Items       Balance

Bank of New York                      6903534891/
                                      76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments (See
Exhibit A)

Management and transitional services

Other payments made pursuant to an order of the Court

All other costs
                                                   --------------  ----------- -------------

Balance at August 3, 2003                          $3,873,421.47   $853,400.68 $4,726,822.15


JP Morgan Chase Tax Escrow Account    507-895053

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                                                   --------------  ----------- -------------

Balance at August 3, 2003                          $4,045,892.33        $0.00  $4,045,892.33

                                                   --------------  ----------- -------------

Balance at August 3, 2003                          $7,919,313.80   $853,400.68 $8,772,714.48
                                                   ==============  =========== =============



Ch11 Bank Statement Filing-July03

                                                                            POLAROID CORPORATION
                                                                      PROFESSIONAL FEE PAYMENT SUMMARY


                PROFESSIONAL VENDOR                    Nov, 2001    Dec, 2001    Jan, 2002  Feb, 2002   Mar, 2002   Apr, 2002
                -------------------                    ---------    ---------    ---------  ---------   ---------   ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                           $965,791
Kroll Zolfo Cooper, LLC                                                                       $340,166    $225,000    $304,000
KPMG LLP
Bingham Dana LLP
-----------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                      $335,796
Miller, Buckfire, Lewis
-----------------------------------------------------
Donlin, Recano & Company, Inc.                             $19,500                             $85,611     $25,000     $30,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                           $264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                        $351,399                $130,000
Groom Law Group
McShane                                                                                                                 $9,666
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                     --------------------------------------------------------------------------
       TOTAL                                               $19,500           $0          $0   $777,176  $1,551,587    $738,134
                                                     --------------------------------------------------------------------------

                                 ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                                  $8,400
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.

                                                     --------------------------------------------------------------------------
       TOTAL                                                    $0           $0      $8,400         $0          $0          $0
                                                     --------------------------------------------------------------------------

                                                     --------------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                             $19,500           $0      $8,400   $777,176  $1,551,587    $738,134
                                                     ==========================================================================

[Table continued]
                                                                            POLAROID CORPORATION
                                                                      PROFESSIONAL FEE PAYMENT SUMMARY


                PROFESSIONAL VENDOR                     May, 2002  June, 2002  July, 2002 August, 2002  Sept, 2002  Oct, 2002
                -------------------                     ---------  ----------  -----------------------  ----------  ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                  $552,209    $1,049,686              $1,795,123
Kroll Zolfo Cooper, LLC                                   $286,000     547,000   $256,834      $263,542      231683    $502,971
KPMG LLP                                                  $320,269      14,953                  $86,663                $225,536
Bingham Dana LLP                                                                                                        $11,629
-----------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                             $711,204
Miller, Buckfire, Lewis                                                                                                $481,767
-----------------------------------------------------
Donlin, Recano & Company, Inc.                             $55,000      98,000                 $118,285       24558     $16,904
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                            324,000   $214,532      $111,431      387916    $416,558
Young Conaway Stargatt & Taylor LLP                                                    $0                               $54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    $125,000     130,000   $378,601                              $233,343
Groom Law Group                                                        200,000                                27510     $63,644
McShane                                                    $20,479                               $4,966        2989     $12,296
Greenberg Traurig LLP
Buck Consultants                                                                                              13884       41136
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                     -----------------------------------------------------------------------------
       TOTAL                                              $806,748  $1,313,953 $2,113,380    $1,634,573    $688,540  $3,855,160
                                                     -----------------------------------------------------------------------------

                                 ORDINARY COURSE
                                 PROFESSIONAL VENDOR

Arthur Andersen LLP                                        $12,768
Foley Hoag & Eliot                                                                                  440
Horal & Chvosta Law Offices                                                                        2125           0
Merrill Communication                                                                             11567                    1795
Pro-Legal Services                                                                                 1625
Goodwin Procter                                                                                    9722                    5705
Ikon Office Solutions                                                                             15427
Kekst & Company Inc                                                                                           13683
JP Morgan                                                                                                         0
Kilkpatrick & Lockhart LLP                                                                                    10263       46672
David Feldman & Associates                                                                                    15550
Davies Polk & Wardwell                                                                                        43336       13258
Thommessen Krefting Greve LLP                                                                                  2221
Duplicating USC, Inc.                                                                                          6732
Hewitt Associates LLC                                                                                             0        7213
Coffman, De Fries & Northern                                                                                      0        3290
American Stock Transfer & Trust                                                                                   0        3200
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.

                                                     -----------------------------------------------------------------------------
       TOTAL                                               $12,768          $0         $0       $40,906     $91,785     $81,133
                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                            $819,516  $1,313,953 $2,113,380    $1,675,479    $780,325  $3,936,293
                                                     =============================================================================


[Table continued]
                                                                            POLAROID CORPORATION
                                                                      PROFESSIONAL FEE PAYMENT SUMMARY


                PROFESSIONAL VENDOR                       Nov, 2002    Dec, 2002   Jan, 2003    Feb, 2003   Mar, 2003
                -------------------                       ---------    ---------   ---------    ---------   ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)             $  357,703     77647                      73614      59701
Kroll Zolfo Cooper, LLC                                     $  192,769                   42840        32483      15842
KPMG LLP                                                                   31800                                 45378
Bingham Dana LLP
-----------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
-----------------------------------------------------
Donlin, Recano & Company, Inc.                              $   44,587     17398         37738        14969      42554
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                 $  140,135    194866         39347        40288      75444
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                    509600        120738
Groom Law Group                                                                         116652
McShane                                                                     8140          8880         2164
Greenberg Traurig LLP
Buck Consultants                                            $    3,312      7314          2494
Wind Down Associates, LLC                                                  29096         97202        24908      26569
BTB Associates LLC                                                                                                4080
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                     ------------------------------------------------------------------
       TOTAL                                                  $738,506    875861        465892       188426     269567
                                                     ------------------------------------------------------------------

                                 ORDINARY COURSE
                                 PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                                                    11584
Goodwin Procter                                                              606
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                                                   1825         -1825
Kilkpatrick & Lockhart LLP                                  $   16,407      7712                      16557      19707
David Feldman & Associates
Davies Polk & Wardwell                                                                   26552        17635      17286
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                                       2094           788         3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                                             6400                       3200
FTI Consultants                                                            14390
Baker Botts, LLP                                                             119                                   680
Reimer & Braunstein, LLP                                                    3064
Morrison & Forester, LLP                                                   17012          1572                   11952
Baker & McKenzie                                                             666
Morris, Nichols, Arsht & Tunnel                                                                                  13086
Fidelity Investments Institution                                                                                 20800
Prince, Lobel, Glovsky & Tye                                                                                       362
KPMG LLP (Canada)                                                                                                 9300
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.

                                                     ------------------------------------------------------------------
       TOTAL                                                   $16,407     53888         27087        52393      93173
                                                     ------------------------------------------------------------------

                                                     ------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                                $754,913  $929,749        492979       240819     362740
                                                     ==================================================================


[Table continued]
                                                                            POLAROID CORPORATION
                                                                      PROFESSIONAL FEE PAYMENT SUMMARY


                PROFESSIONAL VENDOR                        Apr, 2003   May,2003   June, 2003     July, 2003
                -------------------                        ---------   --------   ----------     ----------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                278027      146666     205989    335071
Kroll Zolfo Cooper, LLC                                          9412       46551               152040
KPMG LLP                                                                                         35312
Bingham Dana LLP                                                                                 62572
-----------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
-----------------------------------------------------
Donlin, Recano & Company, Inc.                                  68521       38996      33489     23560
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                     41585       61781      47778    217817
Young Conaway Stargatt & Taylor LLP                             17531                   8476     71519
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                201486    200000
Groom Law Group                                                                        31850     47471
McShane
Greenberg Traurig LLP
Buck Consultants                                                                                 12870
Wind Down Associates, LLC                                       27120       36288      35209     99450
BTB Associates LLC                                               4081        3559       6353      7746
Traxi LLC - Perry M. Mandarino                                             110214     140601    187953
Proskauer Rose LLP                                                                    221598     48521

                                                     --------------------------------------------------
       TOTAL                                                   446276      444056     932829   1501902
                                                     --------------------------------------------------

                                 ORDINARY COURSE
                                 PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                                720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter                                                 12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP                                       3262        7056       5583     10450
David Feldman & Associates
Davies Polk & Wardwell                                          48872        8108      14346     51381
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern                                                            3782
American Stock Transfer & Trust
FTI Consultants                                                  7556       19987      18786     22258
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                                               34404     19310
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                              3003
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn                                   141511                            20456
Ernst & Young, LLP                                             550000
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.                                            7719

                                                     --------------------------------------------------
       TOTAL                                                   764441       38153      76901    131574
                                                     --------------------------------------------------

                                                     --------------------------------------------------
       TOTAL ALL PROFESSIONALS                                1210718      482209    1009731   1633476
                                                     ==================================================

Polaroid Corporation
Statement of Operations and Taxes
For the period 6/30/03 to 8/3/03
(in U.S.$'s)

Debtor Name:                                 Polaroid Corporation
Case No:                                  01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in July 2003.

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of August 3, 2003
(in U.S. $'s)



ASSETS

TOTAL CASH                                                  7,919,314

NET RECEIVABLES - THIRD PARTY
                                                                    0
NET RECEIVABLES - INTERCOMPANY
                                                                    -
NET INVENTORIES
                                                                    -
TOTAL PREPAID EXPENSES
                                                                    -

                                                 ---------------------
TOTAL CURRENT ASSETS                                        7,919,314
                                                 ---------------------

NET FIXED ASSETS
                                                                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES
                                                                  (0)
OTHER NONCURRENT ASSETS                                       462,226

TOTAL NON-CURRENT ASSETS                                      462,226

                                                 ---------------------
TOTAL ASSETS                                                8,381,540
                                                 =====================


LIABILITIES
POST-PETITION NOTES
                                                                    -
POST-PETITION PAYABLES - THIRD PARTY                          623,669
POST-PETITION PAYABLES - INTERCOMPANY
                                                                    -
TOTAL POST-PETITION ACCRUALS                                  695,478

                                                 ---------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     1,319,147

TOTAL POST-PETITION NON-CURRENT LIABILITIES
                                                                    -

TOTAL PREPETITION  LIABILITIES                            860,978,847

                                                 ---------------------
TOTAL LIABILITIES                                         862,297,994

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (853,916,453)

                                                 ---------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      8,381,540
                                                 =====================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of August 3, 2003
(in U.S. $'s)

                                                                     Polaroid         Polaroid Latin     Polaroid Asia
                                                                   Corporation         America Corp.      Pacific Ltd.
ASSETS

TOTAL CASH                                                           7,919,314                 -                  -

NET RECEIVABLES - THIRD PARTY                                                0                 -                  -

NET RECEIVABLES - INTERCOMPANY                                               -                 -                  -

NET INVENTORIES                                                              -                 -                  -

TOTAL PREPAID EXPENSES                                                       -                 -                  -
                                                              -------------------------------------------------------------
TOTAL CURRENT ASSETS                                                 7,919,314                 -                  -
                                                              -------------------------------------------------------------

NET FIXED ASSETS                                                             -                 -                  -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                           78,611,939                 -                  -

OTHER NONCURRENT ASSETS                                                462,226                 -                  -

TOTAL NON-CURRENT ASSETS                                            79,074,165                 -                  -
                                                              -------------------------------------------------------------
TOTAL ASSETS                                                        86,993,479                 -                  -
                                                              =============================================================


LIABILITIES
POST-PETITION NOTES                                                          -                 -                  -

POST-PETITION PAYABLES - THIRD PARTY                                   623,669                 -                  -

POST-PETITION PAYABLES - INTERCOMPANY                                        -                 -                  -

TOTAL POST-PETITION ACCRUALS                                           695,478                 -                  -
                                                              -------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                              1,319,147                 -                  -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                  -                 -                  -

TOTAL PREPETITION  LIABILITIES                                     859,600,046           202,165             64,705
                                                              -------------------------------------------------------------
TOTAL LIABILITIES                                                  860,919,192           202,165             64,705

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                            (773,925,713)         (202,165)           (64,705)
                                                              -------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                              86,993,479                 -                  -
                                                              =============================================================

[Table continued]

                                                                                           Polaroid       Polaroid Digital
                                                                    Inner City, Inc.    Eyewear, Inc.     Solutions, Inc.
ASSETS

TOTAL CASH                                                                 -                -                    -

NET RECEIVABLES - THIRD PARTY                                              -                -                    -

NET RECEIVABLES - INTERCOMPANY                                             -                -                    -

NET INVENTORIES                                                            -                -                    -

TOTAL PREPAID EXPENSES                                                     -                -                    -
                                                              ------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       -                -                    -
                                                              ------------------------------------------------------------------

NET FIXED ASSETS                                                           -                -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                  -                -                    -

OTHER NONCURRENT ASSETS                                                    -                -                    -

TOTAL NON-CURRENT ASSETS                                                   -                -                    -
                                                             ------------------------------------------------------------------
TOTAL ASSETS                                                               -                -                    -
                                                             ==================================================================


LIABILITIES
POST-PETITION NOTES                                                        -                -                    -

POST-PETITION PAYABLES - THIRD PARTY                                       -                -                    -

POST-PETITION PAYABLES - INTERCOMPANY                                      -                -                    -

TOTAL POST-PETITION ACCRUALS                                               -                -                    -
                                                              ------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                    -                -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                -                -                    -

TOTAL PREPETITION  LIABILITIES                                        77,106                -                    -
                                                              ------------------------------------------------------------------
TOTAL LIABILITIES                                                     77,106                -                    -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                               (77,106)               -                    -

                                                              ------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                     -                -                    -
                                                              ==================================================================


[Table continued]

                                                                   Polaroid ID           Polaroid            Sub Debt
                                                                  Systems, Inc.       Malaysia, Ltd.       Partners Corp.
ASSETS

TOTAL CASH                                                              -                     -                     -

NET RECEIVABLES - THIRD PARTY                                           -                     -                     -

NET RECEIVABLES - INTERCOMPANY                                          -                     -                     -

NET INVENTORIES                                                         -                     -                     -

TOTAL PREPAID EXPENSES                                                  -                     -                     -
                                                              --------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                    -                     -                     -
                                                              --------------------------------------------------------------------
NET FIXED ASSETS                                                        -                     -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                               -                     -                     -

OTHER NONCURRENT ASSETS                                                 -                     -                     -

TOTAL NON-CURRENT ASSETS                                                -                     -                     -
                                                              --------------------------------------------------------------------
TOTAL ASSETS                                                            -                     -                     -
                                                              ====================================================================


LIABILITIES
POST-PETITION NOTES                                                     -                     -                     -

POST-PETITION PAYABLES - THIRD PARTY                                    -                     -                     -

POST-PETITION PAYABLES - INTERCOMPANY                                   -                     -                     -

TOTAL POST-PETITION ACCRUALS                                            -                     -                     -
                                                              --------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                 -                     -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                             -                     -                     -

TOTAL PREPETITION  LIABILITIES                                    828,812               199,078                   673
                                                              --------------------------------------------------------------------
TOTAL LIABILITIES                                                 828,812               199,078                   673

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                           (828,812)             (199,078)                 (673)
                                                              --------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                 -                     -                     -
                                                              ====================================================================


[Table continued]

                                                                         PRD                PRD           Polaroid Memorial
                                                                  Investment, Inc.     Capital, Inc.          Drive LLC
ASSETS

TOTAL CASH                                                                 -                -                       -

NET RECEIVABLES - THIRD PARTY                                              -                -                       -

NET RECEIVABLES - INTERCOMPANY                                             -                -                       -

NET INVENTORIES                                                            -                -                       -

TOTAL PREPAID EXPENSES                                                     -                -                       -
                                                              ------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       -                -                       -
                                                              ------------------------------------------------------------------
NET FIXED ASSETS                                                           -                -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                  -                -                       -

OTHER NONCURRENT ASSETS                                                    -                -                       -

TOTAL NON-CURRENT ASSETS                                                   -                -                       -
                                                              ------------------------------------------------------------------
TOTAL ASSETS                                                               -                -                      -
                                                              ==================================================================


LIABILITIES
POST-PETITION NOTES                                                        -                -                       -

POST-PETITION PAYABLES - THIRD PARTY                                       -                -                       -

POST-PETITION PAYABLES - INTERCOMPANY                                      -                -                       -

TOTAL POST-PETITION ACCRUALS                                               -                -                       -
                                                              ------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                    -                -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                -                -                       -

TOTAL PREPETITION LIABILITIES                                              -                -                       -
                                                              ------------------------------------------------------------------
TOTAL LIABILITIES                                                          -                -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                     -                -                       -
                                                              ------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                     -                -                       -
                                                              ==================================================================


[Table continued]
                                                                                                   Polaroid Asia
                                                                 Polaroid                             Pacific         PMC,
                                                              Partners, Inc.    Polint, Inc.    International, Inc.   Inc
ASSETS

TOTAL CASH                                                          -               -                      -            -


NET RECEIVABLES - THIRD PARTY                                       -               -                      -            -

NET RECEIVABLES - INTERCOMPANY                                      -               -                      -            -

NET INVENTORIES                                                     -               -                      -            -

TOTAL PREPAID EXPENSES                                              -               -                      -            -
                                                              ---------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                -               -                      -            -
                                                              ---------------------------------------------------------------------

NET FIXED ASSETS                                                    -               -                      -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                           -               -                      -            -

OTHER NONCURRENT ASSETS                                             -               -                      -            -

TOTAL NON-CURRENT ASSETS                                            -               -                      -            -
                                                              ---------------------------------------------------------------------
TOTAL ASSETS                                                        -               -                      -            -
                                                              =====================================================================


LIABILITIES
POST-PETITION NOTES                                                 -               -                      -            -

POST-PETITION PAYABLES - THIRD PARTY                                -               -                      -            -

POST-PETITION PAYABLES - INTERCOMPANY                               -               -                      -            -

TOTAL POST-PETITION ACCRUALS                                        -               -                      -            -
                                                              ---------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                             -               -                      -            -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                         -               -                      -            -

TOTAL PREPETITION  LIABILITIES                                      -               -                  6,034          228
                                                              ---------------------------------------------------------------------
TOTAL LIABILITIES                                                   -               -                  6,034          228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                              -               -                 (6,034)        (228)
                                                              ---------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                              -               -                      -            -
                                                              =====================================================================


[Table continued]

                                                                  International      Mag Media,      Polaroid Eyewear
                                                                 Polaroid Corp.        Limited       Far East Inc.
ASSETS

TOTAL CASH                                                              -               -                     -

NET RECEIVABLES - THIRD PARTY                                           -               -                     -

NET RECEIVABLES - INTERCOMPANY                                          -               -                     -

NET INVENTORIES                                                         -               -                     -

TOTAL PREPAID EXPENSES                                                  -               -                     -
                                                              ------------------------------------------------------------
TOTAL CURRENT ASSETS                                                    -               -                     -
                                                              ------------------------------------------------------------

NET FIXED ASSETS                                                        -               -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                               -               -                     -

OTHER NONCURRENT ASSETS                                                 -               -                     -

TOTAL NON-CURRENT ASSETS                                                -               -                     -
                                                              ------------------------------------------------------------
TOTAL ASSETS                                                            -               -                     -
                                                              ============================================================


LIABILITIES

POST-PETITION NOTES                                                     -               -                     -

POST-PETITION PAYABLES - THIRD PARTY                                    -               -                     -

POST-PETITION PAYABLES - INTERCOMPANY                                   -               -                     -

TOTAL POST-PETITION ACCRUALS                                            -               -                     -
                                                              ------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                 -               -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                             -               -                     -

TOTAL PREPETITION LIABILITIES                                           -               -                     -
                                                              ------------------------------------------------------------
TOTAL LIABILITIES                                                       -               -                     -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                  -               -                     -
                                                              ------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                  -               -                     -
                                                              ============================================================


[Table continued]
                                                                                   Polaroid
                                                                Polaroid Dry       Online
                                                                 Imaging LLC      Services, Inc.     Subtotal
ASSETS

TOTAL CASH                                                           -                   -           7,919,314

NET RECEIVABLES - THIRD PARTY                                        -                   -                   0

NET RECEIVABLES - INTERCOMPANY                                       -                   -                   -

NET INVENTORIES                                                      -                   -                   -

TOTAL PREPAID EXPENSES                                               -                   -                   -
                                                              ----------------------------------------------------------------
TOTAL CURRENT ASSETS                                                 -                   -           7,919,314
                                                              ----------------------------------------------------------------

NET FIXED ASSETS                                                     -                   -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                            -                   -          78,611,939

OTHER NONCURRENT ASSETS                                              -                   -             462,226

TOTAL NON-CURRENT ASSETS                                             -                   -          79,074,165
                                                              ----------------------------------------------------------------
TOTAL ASSETS                                                         -                   -          86,993,479
                                                              ================================================================


LIABILITIES
POST-PETITION NOTES                                                  -                   -                   -

POST-PETITION PAYABLES - THIRD PARTY                                 -                   -             623,669

POST-PETITION PAYABLES - INTERCOMPANY                                -                   -                   -

TOTAL POST-PETITION ACCRUALS                                         -                   -             695,478
                                                              ----------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                              -                   -           1,319,147

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -                   -                   -

TOTAL PREPETITION  LIABILITIES                                       -                   -         860,978,847
                                                              ----------------------------------------------------------------
TOTAL LIABILITIES                                                    -                   -         862,297,994

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                               -                   -        (775,304,514)
                                                              ----------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                               -                   -          86,993,479
                                                              ================================================================


[Table continued]


                                                                    US Adjustments       Eliminations          Total
ASSETS

TOTAL CASH                                                                   -                 -                7,919,314

NET RECEIVABLES - THIRD PARTY                                                -                 -                       0

NET RECEIVABLES - INTERCOMPANY                                               -                 -                       -

NET INVENTORIES                                                              -                 -                       -

TOTAL PREPAID EXPENSES                                                       -                 -                       -
                                                              ------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         -                 -                7,919,314
                                                              ------------------------------------------------------------------

NET FIXED ASSETS                                                             -                 -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                           (78,461,939)         (150,000)                    (0)

OTHER NONCURRENT ASSETS                                                      -                 -                 462,226

TOTAL NON-CURRENT ASSETS                                            (78,461,939)         (150,000)               462,226
                                                              ------------------------------------------------------------------
TOTAL ASSETS                                                        (78,461,939)         (150,000)             8,381,540
                                                              ==================================================================


LIABILITIES
POST-PETITION NOTES                                                          -                 -                      -

POST-PETITION PAYABLES - THIRD PARTY                                         -                 -                 623,669

POST-PETITION PAYABLES - INTERCOMPANY                                        -                 -                      -

TOTAL POST-PETITION ACCRUALS                                                 -                 -                 695,478
                                                              ------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                      -                 -               1,319,147

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                  -                 -                      -

TOTAL PREPETITION  LIABILITIES                                               -                 -             860,978,847
                                                              ------------------------------------------------------------------
TOTAL LIABILITIES                                                            -                 -             862,297,994

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                             (78,461,939)         (150,000)           (853,916,453)
                                                              ------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                             (78,461,939)         (150,000)              8,381,540
                                                              ==================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of August 3, 2003
(in U.S. $'s)

                                                   Polaroid          Polaroid Latin       Polaroid Asia    Inner City,
                                                  Corporation        America Corp.        Pacific Ltd.        Inc.
                                              ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                        17,858,030              -                   -               -
     Non-Interest Overdrafts                                   -               -                   -               -
     Current Long-Term Debt                           573,900,990              -                   -               -
                                              ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                    591,759,019               -                  -               -

Pre-Petition Payables
     Trade Accounts Payable                            58,663,695          62,520                  -           77,106

     Interco Payables-US to Foreign                             -               -                  -                -

     Interco Payables-Foreign to US                             -               -                  -                -

     Interco Payables-Domestic Subs                             -               -                  -                -

     Interco Payables-Foreign Subs                              -               -                  -                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            58,663,695          62,520                  -            77,106

Pre-Petition Accruals:
     Reserve Restructuring                             11,452,323               -                  -                 -

     Accrued Payroll & Related Expenses                 8,692,842               -              64,705                -

     Accrued Tax & Gov't Accounts                               -               -                   -                -

     Accrued Income Taxes                                 (17,456)              -                   -                -

     Deferred Income Tax - Current                              -               -                   -                -

     Accrued Warranty                                           -               -                   -                -

     Other Accrued Liabilities                         48,992,819          31,007                   -                -

     Post-Retirement Medical                                    -               -                   -                -

     Post-Employment Benefits                                   -               -                   -                -

     Other Accrued Taxes                               11,984,603               -                   -                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            81,105,132          31,007              64,705                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                731,527,846         193,527              64,705           77,106
                                              ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                   -                -                   -                -

     Post-Employment Benefits                          31,510,165               -                   -                -

     Long-Term Debt                                             -               -                   -                -

     Deferred Taxes                                     1,891,782           8,639                   -                -

     Other                                             94,670,253               -                   -                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            128,072,199           8,639                   -                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        859,600,046         202,165              64,705           77,106
                                              ====================================================================================


[Table continued]

                                                  Polaroid           Polaroid Digital      Polaroid ID          Polaroid
                                                Eyewear, Inc.        Solutions, Inc.      Systems, Inc.     Malaysia, Ltd.
                                              ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                         -                        -                    -                -

     Non-Interest Overdrafts                            -                        -                    -                -

     Current Long-Term Debt                             -                        -                    -                -
                                              ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -                        -                    -                -

Pre-Petition Payables

     Trade Accounts Payable                             -                        -              614,635                -

     Interco Payables-US to Foreign                     -                        -                    -                -

     Interco Payables-Foreign to US                     -                        -                    -                -

     Interco Payables-Domestic Subs                     -                        -                    -                -

     Interco Payables-Foreign Subs                      -                        -                    -                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             -                        -              614,635                -

Pre-Petition Accruals:

     Reserve Restructuring                              -                        -                    -                -

     Accrued Payroll & Related Expenses                 -                        -                    -                -

     Accrued Tax & Gov't Accounts                       -                        -                    -                -

     Accrued Income Taxes                               -                        -              214,177             199,078

     Deferred Income Tax - Current                      -                        -                    -                -

     Accrued Warranty                                   -                        -                    -                -

     Other Accrued Liabilities                          -                        -                    -                -

     Post-Retirement Medical                            -                        -                    -                -

     Post-Employment Benefits                           -                        -                    -                -

     Other Accrued Taxes                                -                        -                    -                -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -                        -              214,177             199,078
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                  -                        -              828,812             199,078
                                              ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                        -                    -

     Post-Employment Benefits                            -                        -                    -

     Long-Term Debt                                      -                        -                    -

     Deferred Taxes                                      -                        -                    -

     Other                                               -                        -                    -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -                        -                    -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           -                        -              828,812             199,078
                                              ====================================================================================


[Table continued]
                                                                                                            Polaroid
                                                  Sub Debt               PRD                 PRD            Memorial
                                               Partners Corp.       Investment, Inc.      Capital, Inc.     Drive LLC
                                              ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:

     Bank Notes                                        -                     -                 -                     -

     Non-Interest Overdrafts                           -                     -                 -                     -

     Current Long-Term Debt                            -                     -                 -                     -
                                              ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                     -                     -                 -                     -

Pre-Petition Payables

     Trade Accounts Payable                            -                     -                 -                     -

     Interco Payables-US to Foreign                    -                     -                 -                     -

     Interco Payables-Foreign to US                    -                     -                 -                     -

     Interco Payables-Domestic Subs                    -                     -                 -                     -

     Interco Payables-Foreign Subs                     -                     -                 -                     -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            -                     -                 -                     -

Pre-Petition Accruals:

      Reserve Restructuring                            -                     -                 -                     -

      Accrued Payroll & Related Expenses               -                     -                 -                     -

      Accrued Tax & Gov't Accounts                     -                     -                 -                     -

      Accrued Income Taxes                             -                     -                 -                     -

      Deferred Income Tax - Current                    -                     -                 -                     -

      Accrued Warranty                                 -                     -                 -                     -

      Other Accrued Liabilities                      673                     -                 -                     -

      Post-Retirement Medical                          -                     -                 -                     -

      Post-Employment Benefits                         -                     -                 -                     -

      Other Accrued Taxes                              -                     -                 -                     -
                                              ------------------------------------------------------------------------------------
      TOTAL PRE-PETITION ACCRUALS                    673                     -                 -                     -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES               673                     -                 -                     -
                                              ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                           -                     -                 -                     -

     Post-Employment Benefits                          -                     -                 -                     -

     Long-Term Debt                                    -                     -                 -                     -

     Deferred Taxes                                    -                     -                 -                     -

     Other                                             -                     -                 -                     -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES             -                     -                 -                     -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                       673                     -                 -                     -

[Table continued]
                                                                                         Polaroid Asia
                                                   Polaroid                                 Pacific              PMC,
                                                Partners, Inc.      Polint, Inc.      International, Inc.        Inc.
                                              -------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                                 -                 -                        -              -

     Non-Interest Overdrafts                                    -                 -                        -              -

     Current Long-Term Debt                                     -                 -                        -              -
                                              -------------------------------------------------------------------------------
PRE-PETITION NOTES                                              -                 -                        -              -

Pre-Petition Payables
     Trade Accounts Payable                                     -                 -                        -              -

     Interco Payables-US to Foreign                             -                 -                        -              -

     Interco Payables-Foreign to US                             -                 -                        -              -

     Interco Payables-Domestic Subs                             -                 -                        -              -

     Interco Payables-Foreign Subs                              -                 -                        -              -
                                              -------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                     -                 -                        -              -

Pre-Petition Accruals:

     Reserve Restructuring                                      -                 -                        -              -

     Accrued Payroll & Related Expenses                         -                 -                    6,034              -

     Accrued Tax & Gov't Accounts                               -                 -                        -              -

     Accrued Income Taxes                                       -                 -                        -            228

     Deferred Income Tax - Current                              -                 -                        -              -

     Accrued Warranty                                           -                 -                        -              -

     Other Accrued Liabilities                                  -                 -                        -              -

     Post-Retirement Medical                                    -                 -                        -              -

     Post-Employment Benefits                                   -                 -                        -              -

     Other Accrued Taxes                                        -                 -                        -              -
                                              -------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     -                 -                    6,034            228
                                              -------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          -                 -                    6,034            228
                                              -------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                    -                 -                        -              -

     Post-Employment Benefits                                   -                 -                        -              -

     Long-Term Debt                                             -                 -                        -              -

     Deferred Taxes                                             -                 -                        -              -

     Other                                                      -                 -                        -              -
                                              -------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -                 -                        -              -
                                              -------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  -                 -                    6,034            228
                                              ===============================================================================


=============================================================================================================================


[Table continued]

                                              International      Mag Media,       Polaroid Eyewear     Polaroid Dry
                                              Polaroid Corp.       Limited        Far East Inc.        Imaging LLC
                                             ---------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                             -                 -                 -                    -

     Non-Interest Overdrafts                                -                 -                 -                    -

     Current Long-Term Debt                                 -                 -                 -                    -
                                             ---------------------------------------------------------------------------------
PRE-PETITION NOTES
                                                            -                 -                 -                    -

Pre-Petition Payables

     Trade Accounts Payable                                 -                 -                 -                    -

     Interco Payables-US to Foreign                         -                 -                 -                    -

     Interco Payables-Foreign to US                         -                 -                 -                    -

     Interco Payables-Domestic Subs                         -                 -                 -                    -

     Interco Payables-Foreign Subs                          -                 -                 -                    -
                                             ---------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                 -                 -                 -                    -

Pre-Petition Accruals:

     Reserve Restructuring                                  -                 -                 -                    -

     Accrued Payroll & Related Expenses                     -                 -                 -                    -

     Accrued Tax & Gov't Accounts                           -                 -                 -                    -

     Accrued Income Taxes                                   -                 -                 -                    -

     Deferred Income Tax - Current                          -                 -                 -                    -

     Accrued Warranty                                       -                 -                 -                    -

     Other Accrued Liabilities                              -                 -                 -                    -

     Post-Retirement Medical                                -                 -                 -                    -

     Post-Employment Benefits                               -                 -                 -                    -

     Other Accrued Taxes                                    -                 -                 -                    -
                                             ---------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                 -                 -                 -                    -
                                             ---------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                      -                 -                 -                    -
                                             ---------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -                 -                         -                   -

     Post-Employment Benefits                               -                 -                         -                   -

     Long-Term Debt                                         -                 -                         -                   -

     Deferred Taxes                                         -                 -                         -                   -

     Other                                                  -                 -                         -                   -
                                             ---------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  -                 -                         -                   -
                                             ---------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                              -                 -                         -                   -
                                             =================================================================================


[Table continued]
                                                Polaroid
                                                 Online
                                             Services, Inc.     Subtotal        US Adjustments       Eliminations   Total
                                             ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                       -           17,858,030               -              -           17,858,030

     Non-Interest Overdrafts                          -                   -                -              -

     Current Long-Term Debt                           -          573,900,990               -              -          573,900,990
                                              ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                    -          591,759,019               -              -          591,759,019

Pre-Petition Payables

     Trade Accounts Payable                           -          59,517,956                 -              -          59,517,956

     Interco Payables-US to Foreign                   -                   -                 -              -                   -

     Interco Payables-Foreign to US                   -                   -                 -              -                   -

     Interco Payables-Domestic Subs                   -                   -                 -              -                   -

     Interco Payables-Foreign Subs                    -                   -                 -              -                   -
                                              ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                           -          59,517,956                 -              -          59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                            -          11,452,323                 -              -          11,452,323

     Accrued Payroll & Related Expenses               -           8,763,581                 -              -           8,763,581

     Accrued Tax & Gov't Accounts                     -                   -                 -              -                   -

     Accrued Income Taxes                             -             396,027                 -              -             396,027

     Deferred Income Tax - Current                    -                   -                 -              -                   -

     Accrued Warranty                                 -                   -                 -              -                   -

     Other Accrued Liabilities                        -          49,024,499                 -              -          49,024,499

     Post-Retirement Medical                          -                   -                 -              -                   -

     Post-Employment Benefits                         -                   -                 -              -                   -

     Other Accrued Taxes                              -          11,984,603                 -              -           11,984,603
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                           -          81,621,033                 -              -           81,621,033
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                -         732,898,009                 -              -          732,898,009
                                             ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                          -                   -                 -              -                   -

     Post-Employment Benefits                         -          31,510,165                 -              -          31,510,165

     Long-Term Debt                                   -                   -                 -              -                   -

     Deferred Taxes                                   -           1,900,421                 -              -           1,900,421

    Other                                             -           94,670,253                -              -           94,670,253
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            -         128,080,838                 -              -         128,080,838
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        -         860,978,847                 -              -         860,978,847
                                             ====================================================================================

[JPMorganChase Letterhead]                                                               July 1, 2003 - July 31, 2003
                                                                                         Page 1 of 1
                                                                     507 000 TS          Business Statement
                 POLAROID-OEP IMAGING CORPORATION                                        Customer Service
                 ATTN: KEVIN R. POND                                                     If there are any questions regarding
                 PRIMARY PDC INC.                                                        your account, please call your
                 1265 MAIN STREET                                                        Relationship Manager.
                 WALTHAM MA 02451

                                                                                         Primary Account Number        507-895053
                                                                                         Number of Checks Enclosed:    0

                 Money Market Account      507-895053                                                       POLAROID-OEP IMAGING
                                                                                                            CORPORATION

---------------- ---------------------------------  --------  -------------------------  -----------------  ---------------------
Summary                                                                Number                 Amount
                 Opening Balance                                                             $4,044,136.18
                 .................................  ........  ............................................  .....................
                 Deposits and Credits                                     1                      $1,756.15
                 .................................  ........  ............................................  .....................
                 Withdrawals and Debits                                                              $0.00
                 .................................  ........  ............................................  .....................
                 Checks Paid                                                                         $0.00
---------------- ---------------------------------  --------  --------------------------------------------  ---------------------
                 Ending Balance                                                              $4,045,892.33
                                                                                     ---------------------

                 ----------------------------------------------------------------------------------------------------------------
                 Average Balance                                 $4,044,136.12
                 .................................  ........  .........................  .................  .....................
                 Interest Paid for 31 Day(s)                         $1,756.15           Interest Credited
                                                                                         Year to Date                 $16,731.33
                                                                                                            .....................
                 Interest Rate(s):                  07/24 to 07/24 at 0.54%
                                                    07/25 to 07/27 at 0.53%
                                                    07/28 to 07/28 at 0.55%
                                                    07/29 to 07/29 at 0.54%
                                                    07/30 to 07/30 at 0.53%
                                                    07/31 to 07/31 at 0.54%
Deposits and     DateDescription                                                                                        Amount
Credits
                 ......................................................................  .................  .....................
                 07/31 Interest Paid                                                                                   $1,756.15
                 ------------------------------------------------------------------------.................  ---------------------
                 Total                                                                                                 $1,756.15
---------------- ---------------------------------  --------  -------------------------  -----------------  ---------------------
Daily Balance

                 .................................            .........................                     .....................
                 Date                      Balance            Date              Balance                     Date          Balance
                 .................................            .........................                     .....................
                 07/31               $4,045,892.33




[The Bank of New York Letterhead]                                                                     Business Banking Statement

                                                                       Period:          07/01/03 to 07/31/03
                                                                       Page:            1 of 4
                                                                       Enclosures:      54
                                                                                                                            5178
                                                                                                                          --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                                 Credit
of Accounts           Account Type             Account No.                                Assets          Loans      Available
                      Checking Account         690-3534891                            155,000.00
                      Mutual Fund              76001691637                          4,571,822.15
                      TOTAL                                                         4,726,822.15            .00            .00
                      ------------------------------------------------------ ---------------- ------------------------------------

Mutual Fund           MUTUAL FUNDS
Information           o    are NOT insured by the FDIC
                      o    are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                      o    are subject to investment risks, including possible loss of principal amount invested.

Check                 Activity                                                                        Account No. 690-3534891
Invest
                      Date     Description                                      Debits              Credits             Balance
                      07/01    OPENING BALANCE                                                                        155,000.00
                      -------- ---------------------------------- ------------------- ---------------------------------------
                      07/01    6 CHECKS                                       481,214.33-                             326,214.33-
                      07/01    CHECKINVEST TRANSFER                                               481,214.33          155,000.00
                      07/02    4 CHECKS                                       186,941.24-                              31,941.24-
                      07/02    CHECKINVEST TRANSFER                                               186,941.24          155,000.00
                      07/03    1 CHECK                                          5,582.53-                             149,417.47
                      07/03    CHECKINVEST TRANSFER                                                 5,582.53          155,000.00
                      07/07    1 CHECK                                         11,632.30-                             143,367.70
                      07/07    CHECKINVEST TRANSFER                                                11,632.30          155,000.00
                      07/08    2 CHECKS                                        11,675.82-                             143,324.18
                      07/08    CHECKINVEST TRANSFER                                                11,675.82          155,000.00
                      07/10    2 CHECKS                                         7,282.15-                             147,717.85
                      07/10    CHECKINVEST TRANSFER                                                 7,282.15          155,000.00
                      07/11    DEPOSIT                                                              1,539.66          156,539.66
                      07/11    2 CHECKS                                         3,918.23-                             152,621.43
                      07/11    CHECKINVEST TRANSFER                                                 3,918.23          156,539.66
                      07/14    1 CHECK                                          4,950.00-                             151,589.66
                      07/14    CHECKINVEST TRANSFER                                                 3,410.34          155,000.00
                      07/15    4 CHECKS                                        41,127.66-                             113,872.34
                      07/15    CHECKINVEST TRANSFER                                                41,127.66          155,000.00
                      07/16    2 CHECKS                                        10,000.00-                             145,000.00
                      07/16    CHECKINVEST TRANSFER                                                10,000.00          155,000.00

                                              Exhibit B

                              Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor
LLP
The Brandywine Building, 17th
Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

Adam Harris, Esquire
O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, New York 10112-0002
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commis-
sion
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier

Perry M. Mandarino
Partner
Traxi LLC
212 West 35th Street
New York, New York 10001
By Overnight Courier

Laura Davis Jones, Esq.
Rachel Lowy Werkheiser, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
919 N. Market Street, 16th Floor
P.O. Box 8705 (19899)
Wilmington, DE 19801
By Hand-Delivery

Marc A. Beilinson, Esq.
Ellen M. Bender, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
10100 Santa Monica Blvd., Suite
1100
Los Angeles, CA 90067
By Overnight Courier

Michael E. Foreman, Esq.
James D. Meade, Esq.
Proskauer Rose LLP
1585 Broadway
New York, NY 10036-8299
By Overnight Courier